WELCOME
TO Fabulous
LAS VEGAS
NEVADA

SILVER STATE BANCORP

Welcome to
Phoenix

March 2008 March 2008 Exhibit 99.2

Forward-Looking Information
During the course of this presentation, management may make projections and forward-
looking statements regarding events or the future financial performance of Silver State
Bancorp.  We wish to caution you that these forward-looking information involve certain risks and uncertainties, including a variety of factors that may cause Silver State’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-
looking statements and are advised to review the risk factors that may affect Silver
State’s operating results in documents filed by Silver State Bancorp with the Securities and Exchange Commission.  Silver State Bancorp assumes no duty to update the forward-looking information made in this presentation.

Las Vegas
Sunrise Manor
Henderson
15
40
10
Flagstaff
Peoria
Glendale
Tempe
Gilbert
Chandler
8
Yuma

Company Snapshot
Founded in July 1996
Headquartered in Henderson, NV
$159 million in Market Capitalization
IPO July 17, 2007 (NASDAQ: SSBX)
16 full service branches in Nevada
and Arizona
Network of 12 LPOs in 8 states with
focus on SBA loan origination
Completed successful acquisition
and integration of Choice Bank (AZ)
in 2006
Source: Company, SNL Financial

Company Snapshot
2007 Financial Highlights
$1.8 bln in Total Assets
$1.6 bln in Gross Loans
$1.4 bln in Deposits
$158 mln in Equity
8.9% Equity / Assets
7.9% Tang. Equity / Tang. Assets
12.5% Total Capital Ratio
10.6% Tier 1 Capital Ratio
$24.8 mln in Net Income
$5.2 mln in Gain on Sale of Loans
1.63% ROAA
18.8% ROAE
5.64% Net Interest Margin
46.2% Efficiency Ratio
0.75% NPAs / Assets ($13.2 mln)
0.08% NCO’s / Avg. Loans
Source: Company Earnings Release for 4Q 2007, SNL Financial

Assets ($Mil)

Deposits ($Mil)

Loans ($Mil)

Diluted EPS

Significant Growth
Proven Track Record of Growth
CAGR: 36.0%
CAGR: 37.4%
CAGR: 41.2% CAGR: 51.6%
Source: SNL Financial (CAGRs are based on the 5 year period ending on 12/31/07)
$379
$490
$701
$806
$1,210
$1,764
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
'02 '03 '04 '05 '06 '07
$287
$386
$527
$650
$1,039
$1,609
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
'02 '03 '04 '05 '06 '07
$291
$392
$572
$646
$986
$1,427
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
'02 '03 '04 '05 '06 '07
$0.21
$0.38
$0.70
$1.19
$1.52
$1.68
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
$2.20
'02 '03 '04 '05 '06 '07

Profitability
Historical Profitability
Source: SNL Financial
0.68%
0.94%
1.49%
2.09%
2.13%
1.63%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
'02 '03 '04 '05 '06 '07
ROAA
10.8%
17.7%
23.0%
29.7%
25.9%
22.3%
0%
5%
10%
15%
20%
25%
30%
35%
'02 '03 '04 '05 '06 '07
ROATE
4.13%
4.40%
4.74%
5.83%
6.18%
5.64%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
'02 '03 '04 '05 '06 '07
NIM
72.7%
60.6%
51.0%
43.1%
43.5%
46.2%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
'02 '03 '04 '05 '06 '07

Projected population growth of 483,900
(‘07-‘12)—24% growth
7   fastest growing MSA in the U.S.
(population growth from ‘00- ‘07)
Projected employment growth of 218,330
(‘07-‘12)—23% growth
Slow employment growth in 2007 of only
7,700 jobs
Net population growth in ‘07 slowed—only
14,114 growth in residential electric meter
count (2%)
Compelling Core Markets
Source: RestRepo Consulting Group LLC, Clark County Comprehensive Planning, R.L. Brown & Associates, CBER
‘08 and ‘09 population growth is
expected to be 2.5% annually, improving
to 3.2% annual increase in 2010, 2011
and 2012
2.4% employment growth in 2007 but
may slow to 1% in 2008
Las Vegas Phoenix
th

Attractive Markets
Resort Industry Investment: 2008 – 2012 & Undetermined
Source: Las Vegas Convention and Visitors Authority
$4.2 $22.5 $8.7 $5.0 $25.6
$0.9
$0
$5
$10
$15
$20
$25
$30
2008 2009 2010 2011 2012 Undetermined
Encore
Planet
Hollywood
M Resort
Fontainebleau
CityCenter
Grand Hyatt
Las Palmas
Hotel
Palazzo
Trump
Aliante
Palms Place
Echelon
Pinnacle
Trump
(Tower 2)
Tropicana
Redevelopment
Las Vegas
Convention
Center
Plaza
Crown
REI Neon
Royal Palms
Ultimate Sports
Resort
Southern
Highlands
Conrad Hotel
$66.9 B
45,560 add’l rooms
113,900 new jobs (direct,
indirect & induced)
Selected major
projects include…

0.07%
0.01%
0.08%
0.05%
0.07%
0.13%
0.00%
0.05%
0.10%
0.15%
0.20%
2005 2006 2007
0.75%
0.15%
0.07%
0.80%
0.27%
0.22%
0.00%
0.25%
0.50%
0.75%
1.00%
2005 2006 2007
Strong Credit Culture
NPAs / Total Assets
Silver State Bancorp
Peer Group – So. Cal, NV, AZ Banks with $500 million to $2 billion in assets
NCOs/Average Loans
LLR / Gross Loans
(1)
1.10%
1.28%
1.24%
1.11%
1.07%
1.13%
0.95%
1.00%
1.05%
1.10%
1.15%
1.20%
1.25%
1.30%
2005 2006 2007
Distribution of Non-Performing Loans
C&I, 1.5%
Constr. & Dev.
76.0%
CRE, 13.6%
1-4 Fam., 8.8%
Note:
(1) For Silver State, excludes loans held for sale
Source: Company Earnings Release for 4Q 2007, SNL Financial

Historical Stock Performance
Three Year Relative Price Performance
Note: Stock price and pricing metric data as of February 29, 2008
Source: SNL Financial
6.2x Price / LTM EPS 22,236 Avg. Daily Volume
115.3% Price / Tang. Book $159.0 mil Market Cap
100.9% Price / Book $10.41 Stock Price
Pricing Metrics
S&P BANK
S&P 500
BANK
SSBX
55%
65%
75%
85%
95%
105%
115%
125%
135%
145%
155%
2/28/05 8/3/05 1/6/06 6/11/06 11/14/06 4/19/07 9/22/07 2/25/08
SSBX S&P 500 NASDAQ BANK S&P BANK

Long standing relationships with customers
Local market knowledge and product expertise
High-touch, responsive customer service
Experienced construction, land development and real estate
lender
Growing, national small business lending platform with proven results
Proven core deposit gatherer through branch network
Experienced management team
Significant experience in the community banking business model
Local bankers with proven track record in local markets
Presence in high-growth markets in Western U.S. with strong
expected population growth
Strategy to expand into additional high-growth markets
Established underwriting guidelines
Active monitoring of credit portfolio
Experienced special assets group
Operates in Attractive
Markets
Experienced
Management with Track
Record of Success
Focused Expertise with
Proven Track Record of
Success
Competitive Advantage
Solid Underwriting &
Credit Culture
Investment Highlights